Exhibit-10.14
Execution Version
GUARANTEE1
          GUARANTEE dated as of December 1, 2005, by each of the signatories listed on the signature pages hereto (as designated on such signature pages as a “Singaporean Guarantor”, “U.S. Guarantor”, “Malaysian Guarantor”, “Labuan Guarantor”, “Dutch Guarantor”, “Japanese Guarantor”, “Canadian Guarantor”, “Mexican Guarantor”, “U.K. Guarantor”, “German Guarantor” or “Italian Guarantor”) and each of the other entities that becomes a party hereto pursuant to Section 22 hereof (together with the Singaporean Guarantors, the U.S. Guarantors, the Malaysian Guarantor, the Dutch Guarantors, the Japanese Guarantor, the Canadian Guarantor, the Mexican Guarantor, the U.K. Guarantor, the German Guarantor and the Italian Guarantor, the “Guarantors” and individually, a “Guarantor”), in favor of the Collateral Agent for the benefit of the Secured Parties.
W I T N E S S E T H:
          WHEREAS, the Borrowers are party to the Credit Agreement, dated as of December 1, 2005 (as the same may be amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Credit Agreement”) among AVAGO TECHNOLOGIES FINANCE PTE. LTD. (company registration number 200512223N), a Singapore limited company (the “Singaporean Borrower” or the “Company”), a wholly-owned Subsidiary of AVAGO TECHNOLOGIES HOLDING PTE. LTD. (company registration number 200512203H), a Singapore limited company (“Holdings”), a wholly-owned Subsidiary of AVAGO TECHNOLOGIES LIMITED, formerly known as Avago Technologies Pte. Limited (company registration number 200510713C), a Singapore limited company (“Avago” or “Parent”), AVAGO TECHNOLOGIES FINANCE S.À.R.L., a Grand Duchy of Luxembourg limited liability company (the “Lux Borrower”), AVAGO TECHNOLOGIES (MALAYSIA) SDN. BHD. (f/k/a Jumbo Portfolio Sdn. Bhd.) (Company No. 704181-P), a company incorporated in Malaysia under the Companies Act, 1965 (the “Malaysian Borrower”), AVAGO TECHNOLOGIES WIRELESS (U.S.A.) MANUFACTURING INC., a Delaware corporation (“U.S. Wireless”), AVAGO TECHNOLOGIES U.S. INC., a Delaware corporation (“U.S. Opco” and together with U.S. Wireless, the “U.S. Borrowers” and each a “U.S. Borrower”, and together with the Singaporean Borrower, the Lux Borrower and the Malaysian Borrower, the “Borrowers”), the lenders or other financial institutions or entities from time to time parties thereto (the “Lenders”), CITICORP INTERNATIONAL LIMITED (HONG KONG), as Asian Administrative Agent and CITICORP NORTH AMERICA, INC., as Tranche B-1 Term Loan Administrative Agent and as Collateral Agent, pursuant to which, among other things, the Lenders have severally agreed to make Loans to the Borrowers and the Letter of Credit Issuer has agreed to issue Letters of Credit for the account of the Borrowers (collectively, the “Extensions of Credit”) upon the terms and subject to the conditions set forth therein and (b) one or more Lenders or affiliates of Lenders may from time to time enter into Hedge Agreements with one or more of the Borrowers;
          WHEREAS, each Guarantor is a direct or indirect wholly-owned Subsidiary or an Affiliate, as the case may be, of the Borrowers;

[1]	TO BE EXECUTED OUTSIDE OF ITALY

          WHEREAS, the proceeds of the Extensions of Credit will be used in part to enable the Borrowers to make valuable transfers to the Guarantors in connection with the operation of their respective businesses;
          WHEREAS, each Guarantor acknowledges that it will derive substantial direct and indirect benefit from the making of the Extensions of Credit; and
          WHEREAS, it is a condition precedent to the obligation of the Lenders and the Letter of Credit Issuer to make their respective Extensions of Credit to the Borrowers under the Credit Agreement that the Guarantors shall have executed and delivered this Guarantee to the Collateral Agent for the ratable benefit of the Secured Parties;
          NOW, THEREFORE, in consideration of the premises and to induce each Administrative Agent, the Collateral Agent, the Syndication Agent, the Lenders and Letter of Credit Issuer to enter into the Credit Agreement and to induce the respective Lenders and the Letter of Credit Issuer to make their respective Extensions of Credit to the Borrowers under the Credit Agreement and to induce one or more Lenders or affiliates of Lenders to enter into Hedge Agreements with one or more of the Borrowers, the Guarantors hereby agree with the Collateral Agent, for the ratable benefit of the Secured Parties, as follows:
          1. Defined Terms.
          (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
          (b) As used herein, the term “Corresponding Obligations” shall have the meaning as provided in Section 6(a).
          (c) As used herein, the term “Obligations” shall mean the collective reference to (i) the due and punctual payment of (x) the principal of and premium, if any, and interest at the applicable rate provided in the Credit Agreement (including interest at the contract rate applicable upon default accrued or accruing after the commencement of any proceeding, under the Bankruptcy Code or any applicable provision of comparable state or foreign law, whether or not such interest is an allowed claim in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (y) each payment required to be made by any Borrower under the Credit Agreement or any other Credit Documents in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and (z) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any proceeding under the Bankruptcy Code or any applicable provision of comparable state or foreign law, whether or not such interest is an allowed claim in such proceeding), of any Borrower or any other Credit Party to any of the Secured Parties under the Credit Agreement and any other Credit Documents, (ii) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrowers under or pursuant to the Credit Agreement and the other Credit Documents, (iii) the due and punctual payment and performance of all the covenants, agreements, obligations and liabilities of each other Credit

Party under or pursuant to this Guarantee or the other Credit Documents, (iv) the due and punctual payment and performance of all obligations of each Credit Party under each Hedge Agreement that (x) is in effect on the Closing Date with a counterparty that is a Lender or an affiliate of a Lender as of the Closing Date or (y) is entered into after the Closing Date with any counterparty that is a Lender or an affiliate of a Lender at the time such Hedge Agreement is entered into and (v) the due and punctual payment and performance of all obligations in respect of overdrafts and related liabilities owed to the applicable Administrative Agent or its affiliates arising from or in connection with (a) treasury, depositary, cash management services, (b) automated clearinghouse transfer of funds or (c) employee credit card programs of up to the U.S. Dollar Equivalent of $5,000,000.
          (d) As used herein, the term “Parallel Debt” shall have the meaning as provided in Section 6(a).
          (e) As used herein, the term “Secured Parties” shall mean, collectively, (i) the Lenders, (ii) each Administrative Agent, (iii) the Collateral Agent, (iv) the Letter of Credit Issuer, (v) the Swingline Lender, (vi) the Syndication Agent, (vii) the Documentation Agent, (viii) each counterparty to a Hedge Agreement the obligations under which constitute Obligations, (ix) the beneficiaries of each indemnification obligation undertaken by any Credit Party under the Credit Agreement or any document executed pursuant thereto and (x) any successors, indorsees, transferees and assigns of each of the foregoing.
          (f) References to “Lenders” in this Guarantee shall be deemed to include affiliates of Lenders that may from time to time enter into Hedge Agreements with one or more of the Borrowers.
          (g) The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and Section references are to Sections of this Guarantee unless otherwise specified. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.
          (h) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.
          2. Guarantee.
          (a) Subject to the provisions of Section 2(b), each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees, as primary obligor and not merely as surety, to the Collateral Agent, for the ratable benefit of the Secured Parties, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations (other than, if such Guarantor is also a Borrower, such Guarantor’s own Obligations).
          (b) Anything herein or in any other Credit Document to the contrary notwithstanding, the maximum liability of each U.S. Guarantor hereunder and under the other Credit Documents shall in no event exceed the amount that can be guaranteed by such U.S.

Guarantor under the Bankruptcy Code or any applicable laws relating to the insolvency of debtors.
          (c) Each Guarantor further agrees to pay any and all expenses (including all reasonable fees and disbursements of counsel) that may be paid or incurred by any Administrative Agent or the Collateral Agent or any other Secured Party in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, such Guarantor under this Guarantee.
          (d) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing this Guarantee or affecting the rights and remedies of any Administrative Agent or the Collateral Agent or any other Secured Party hereunder.
          (e) No payment or payments made by any of the Borrowers, any of the Guarantors, any other guarantor or any other Person or received or collected by any Administrative Agent or the Collateral Agent or any other Secured Party from any of the Borrowers, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder, which shall, notwithstanding any such payment or payments other than payments made by such Guarantor in respect of the Obligations or payments received or collected from such Guarantor in respect of the Obligations, remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations under the Credit Documents are paid in full, the Commitments are terminated and no Letters of Credit shall be outstanding.
          (f) Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to any Administrative Agent or the Collateral Agent or any other Secured Party on account of its liability hereunder, it will notify the applicable Administrative Agent or Collateral Agent in writing that such payment is made under this Guarantee for such purpose.
          3. Limitation of U.K. Guarantors. The U.K. Guarantor shall not have any obligation or liability under this Guarantee (or any part hereof) the inclusion of which in this Guarantee would constitute unlawful financial assistance for the purposes of Section 151 and 152 of the Companies Act 1985 and such obligation or liability shall be specifically excluded.
          4. Limitation of Guarantees – German Guarantor.
          (a) Except as otherwise provided for in subsections (c), (d), (e) and (g) below, the applicable Administrative Agent or the Collateral Agent agrees not to enforce this Guarantee or any obligation of the German Guarantor under the Credit Documents (for the purposes of this Section 4, collectively, the “Claims”) against the German Guarantor if and to the extent that such enforcement would otherwise result in the German Guarantor’s net assets (Eigenkapital within the meaning of Section 266 para 3 A of the German Commercial Code (Handelsgesetzbuch))

falling below the amount of its stated share capital (Stammkapital) or increase any existing capital impairment (Begründung oder Vertiefung einer Unterbilanz) within the meaning of Sections 30 and 31 of the Act on Limited Liability Companies (GmbHG) of Germany. In calculation of the net assets and the stated share capital any Loans and other contractual liabilities incurred by the German Guarantor in violation of the Credit Documents or any increases of the stated share capital of the German Guarantor in violation of the Credit Documents shall be disregarded. Any recourse claim of the German Guarantor against its affiliated companies shall not be regarded as an asset in determining the German Guarantor’s net assets, if and to the extent that the German Guarantor provides evidence, to the reasonable satisfaction of the Administrative Agents, that such recourse claim is of no value (nicht werthaltig).
          (b) If and to the extent legally permissible and commercially justifiable in respect of the German Guarantor’s business, the German Guarantor shall, following the receipt of an Enforcement Notice (as defined below), if and to the extent:
          (i) it does not have sufficient assets to allow an enforcement of any collateral in accordance with Section 4(a); and
          (ii) any Administrative Agent or the Collateral Agent would (but for this paragraph) be entitled to enforce the Claims granted hereunder, realise any and all of its assets that are shown in the balance sheet with a book value (Buchwert) which is substantially lower than the market value of such assets, and which are not essentially necessary for the German Guarantor’s business (betriebsnotwendig).
          (c) The limitations set out in Section 4(a) shall only apply if and to the extent that the German Guarantor evidences by providing the Collateral Agent:
          (i) within ten (10) Business Days following a notice by the Collateral Agent to the Company of its intention to enforce the Claims (for purposes of this Section 4, the “Enforcement Notice”), with a written confirmation by the managing director(s) on behalf of the German Guarantor specifying if and to what extent Claims granted hereunder cannot be enforced as it would cause the net assets of the German Guarantor to fall below the amount of its stated share capital (supported by evidence further specified in the last paragraph of this paragraph (c)) (for purposes of this Section 4, the “Management Determination”) and the Administrative Agents have not contested this Management Determination and argued that no or a lesser amount would be necessary to maintain the German Guarantor’s stated share capital; or
          (ii) within thirty (30) Business Days after the date on which the Collateral Agent have contested the Management Determination, with a written confirmation (Bescheinigung aufgrund prüferischer Durchsicht) by the German Guarantor’s statutory auditor (Abschlussprüfer) (for purposes of this Section 4, the “Auditor’s Determination”) with respect to the financial statements provided to the Collateral Agent pursuant to the next paragraph.

The Management Determination shall be supported by (i) a list of Loans drawn by, or on-lent or passed on to, the German Guarantor pursuant to Section 4(g) below, and (ii) evidence reasonably satisfactory to the Collateral Agent showing the amount of the net assets and the stated share capital of the German Guarantor.
          (d) If the Collateral Agent disagree with the Auditor’s Determination, the Collateral Agent shall be entitled to enforce the Claims up to the amount which is undisputed between itself and the German Guarantor in accordance with the provisions of Section 4(a) above. In relation to the amount which is disputed, the Collateral Agent shall be entitled to further pursue its claims (if any) and the German Guarantor shall be entitled to defend itself in court and to prove that this amount is necessary for maintaining its stated share capital (calculated as of the date that the Enforcement Notice was given). If, after it has been provided with an Auditor’s Determination which prevented it from the enforcement of the security interest, the Collateral Agent ascertain in good faith that the financial condition of the German Guarantor has substantially improved (in particular if the German Guarantor has taken any action in accordance with Section 4(b) above), the Collateral Agent may, at the German Guarantor’s cost and expense, arrange for the preparation of an updated balance sheet of the German Guarantor by the auditors having prepared the Auditor’s Determination in order for such auditors to determine whether (and if so, to what extent) an enforcement would not lead to the German Guarantor’s net assets falling below the amount of its stated share capital.
          (e) If any enforcement action was taken without limitation because the Management Determination and/or the Auditor’s Determination (as the case may be) was not delivered within the relevant time frame, the Collateral Agent shall repay to the German Guarantor any amount which is necessary to maintain its stated share capital, calculated as of the date that the Enforcement Notice was given.
          (f) In addition, the Claims shall not be enforced if and to the extent that such enforcement would lead to a breach of the prohibition of insolvency causing intervention (Verbot des existenzvernichtenden Eingriffs) by depriving the German Guarantor of the liquidity necessary to fulfill its financial liabilities to its creditors.
          (g) Notwithstanding paragraphs (a) through (f) above, the Collateral Agent shall be entitled to enforce the Claims without any limitation if and to the extent the Claims secure or correspond to loans or portions of loans drawn under the Credit Agreement (x) by the German Guarantor itself or (y) any Borrower or any of its affiliates to the extent the funds will be on-lent, passed on or otherwise made available to the German Guarantor, to the extent outstanding at the level of the German Guarantor and including interest and fees accrued thereon and unpaid by the German Guarantor as of the date that the Enforcement Notice was given.
          5. Limitation of Guarantee – Italian Guarantor.
          (a) The Italian Guarantor acknowledges that this is not a surety (fideiusssione).
          (b) Any term or provision of this Guarantee or any other Credit Document to the contrary notwithstanding, the liability of the Italian Guarantor shall in no case exceed the

lower of (i) Euro [                    ] being 100 per cent. of the principal aggregate amount made available through one or more inter-company loans to the Italian Guarantor by the Avago Technologies Holdings B.V. using the proceeds advanced to the latter under the Extension of Credit and (ii) the amount of such inter-company loans still outstanding at the time of the enforcement of the Guarantee.
          6. Parallel Debt.
          (a) Each of the Dutch Guarantors hereby irrevocably and unconditionally undertakes to pay to the Collateral Agent an amount equal to the aggregate amount payable by such Dutch Guarantor in respect of its Obligations, to the extent they consist of monetary payment obligations (the “Corresponding Obligations”), as they may exist from time to time. The payment undertaking of each of the Dutch Guarantors to the Collateral Agent under this Section 6 is hereinafter to be referred to as the “Parallel Debt”.
          (b) The Parallel Debt of each of the Dutch Guarantors will become due and payable (opeisbaar) as and when one or more of the Corresponding Obligations of the relevant Dutch Guarantor become due and payable.
          (c) Each of the parties hereto hereby acknowledges that:
          (i) the Parallel Debt constitutes an undertaking, obligation and liability of each of the Dutch Guarantors to the Collateral Agent which is separate and independent from, and without prejudice to, the Corresponding Obligations; and
          (ii) the Parallel Debt represents the Collateral Agent own separate and independent claim (eigen en zelfstandige vordering) to receive payment of the Parallel Debt from each of the Dutch Guarantors, it being understood, in each case, that pursuant to subsection (a) of this Section 6 the amount which may become payable by the relevant Dutch Guarantor as its Parallel Debt shall never exceed the total of the amounts which are payable under the Corresponding Obligations of the Collateral Agent.
          (d) For the avoidance of doubt, the parties hereto confirm that in accordance with subsections (a) and (c) of this Section 6 the claim of the Collateral Agent against each of the Dutch Guarantors in respect of the Parallel Debt and the claims of anyone or more of the Secured Parties against each of the Dutch Guarantors in respect of the Corresponding Obligations payable by the relevant Dutch Guarantor to such Secured Parties do not constitute common property (gemeenschap) within the meaning of article 3:166 of the Dutch Civil Code and that the provisions relating to common property shall not apply. If, however, it shall be held that such claim of the Collateral Agent and such claims of anyone or more of the Secured Parties do constitute common property and the provisions relating to common property do apply, the parties hereto agree that the Credit Documents shall constitute the administration agreement (beheersregeling) within the meaning of article 3:168 of the Dutch Civil Code.
          7. Financial Assistance. Any term or provision of this Guarantee or any other Credit Document to the contrary notwithstanding, to the extent that applicable Requirements of Law prohibit any Guarantor from providing any Guarantee or collateral security in respect of loans or other financial accommodations made to finance in whole or in part the acquisition of the capital stock, then the Obligations of such Guarantor shall be deemed not to include that portion of the Obligations of the Borrowers (other than the U.S. Borrowers) that are applied for the purpose of acquiring the capital stock of such Guarantor. No Guarantor shall have any obligations under this Guarantee to the extent such obligations would be in conflict with the Dutch financial assistance prohibitions contained in clause 2:207c of the Dutch Civil Code. The UK Guarantor shall not have any obligation or liability under this Guarantee the inclusion of which in this Guarantee (or any part thereof) would constitute unlawful financial assistance within the meaning of Section 151 and 152 of the Companies Act 1985.
          8. Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder (including by way of set-off rights being exercised against it), such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder who has not paid its proportionate share of such payment. Subject to the terms of this Guarantee, each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 8 hereof. The provisions of this Section 6 shall in no respect limit the obligations and liabilities of any Guarantor to the Collateral Agent and the other Secured Parties, and each Guarantor shall remain liable to the Collateral Agent and the other Secured Parties for the full amount guaranteed by such Guarantor hereunder.
          9. Right of Set-off. In addition to any rights and remedies of the Secured Parties provided by law, each Guarantor hereby irrevocably authorizes each Secured Party at any time and from time to time following the occurrence and during the continuance of an Event of Default without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, upon any amount becoming due and payable by such Guarantor hereunder (whether at stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Secured Party to or for the credit or the account of such Guarantor. Each Secured Party shall notify such Guarantor promptly of any such set-off and the appropriation and application made by such Secured Party, provided that the failure to give such notice shall not affect the validity of such set-off and application.
          10. No Subrogation. Notwithstanding any payment or payments made by any of the Guarantors hereunder or any set-off or appropriation and application of funds of any of the Guarantors by the Collateral Agent or any other Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights (or if subrogated by operation of law, such Guarantor hereby waives such rights to the extent permitted by applicable law) of the Collateral Agent or any other Secured Party against any of the Borrowers or any other Guarantor or any collateral security or guarantee or right of offset held by the Collateral Agent or any other Secured Party for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from any of the Borrowers or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Collateral Agent and the other Secured Parties by the Credit Parties on account of the Obligations under the Credit Documents are paid in full, the Commitments are terminated and no Letters of Credit shall be outstanding. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Collateral Agent and the other Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Collateral Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Collateral Agent, if required), to be applied against the Obligations, whether due or to become due, in such order as the Collateral Agents may determine; provided, however, that nothing herein shall be effective to create a charge or other security interest over any such amount held by such Guarantor whether or not requiring registration under the Companies Act, Chapter 50 of Singapore or any equivalent legislation in any other jurisdiction or any other statutory provision whatsoever anywhere.
          11. Amendments, etc. with Respect to the Obligations; Waiver of Rights. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, (a) any demand for payment of any of the Obligations made by the Collateral Agent or any other Secured Party may be rescinded by such party and any of the Obligations continued, (b) the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Collateral Agent or any other Secured Party, (c) the Credit Agreement, the other Credit Documents, the Letters of Credit and any other documents executed and delivered in connection therewith and the Hedge Agreements and any other documents executed and delivered in connection therewith and any documents entered into with the applicable Administrative Agent or the Collateral Agent or any of its respective affiliates in connection with treasury, depositary or cash management services or in connection with any automated clearinghouse transfer of funds may be amended, modified, supplemented or terminated, in whole or in part, as the applicable Administrative Agent (or the Required Lenders, as the case may be, or, in the case of any Hedge Agreement or documents entered into with the applicable Administrative Agent or any of its respective affiliates in connection with treasury, depositary or cash management services or in connection with any automated clearinghouse transfer of funds, the party thereto) may deem advisable from time to time, and (d) any collateral security, guarantee or right of offset at any time held by the Collateral Agent or any other Secured Party for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Collateral Agent nor any other Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against any Guarantor, the Collateral Agent or any other Secured Party may, but shall be under no obligation to, make a similar demand on any Borrower or any Guarantor or any other person, and any failure by the Collateral Agent or any other Secured Party to make any such demand or to collect any payments from any Borrower or any Guarantor or any other person or any release of any Borrower or any Guarantor or any other person shall not relieve any Guarantor in respect of which a demand or collection is not made or any Guarantor not so released of its several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Collateral Agent or any other Secured Party against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

          12. Guarantee Absolute and Unconditional.
          (a) Each Guarantor waives any and all notice of the creation, contraction, incurrence, renewal, extension, amendment, waiver or accrual of any of the Obligations, and notice of or proof of reliance by the Collateral Agent or any other Secured Party upon this Guarantee or acceptance of this Guarantee, the Obligations or any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended, waived or accrued, in reliance upon this Guarantee; and all dealings between any Borrower and any of the Guarantors, on the one hand, and the Collateral Agent and the other Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. To the fullest extent permitted by applicable law, each Guarantor waives diligence, promptness, presentment, protest and notice of protest, demand for payment or performance, notice of default or nonpayment, notice of acceptance (including in the case of any Mexican Guarantor, any right to which it may be entitled to the extent applicable under Articles 2813, 2814, 2815, 2816, 2817, 2818, 2819, 2820, 2821, 2822, 2823, 2826, 2827, 2830 (subject to the exceptions provided therein), 2836, 2837 (subject to the exceptions provided therein, to the extent the Obligations (for which such Guarantor is liable pursuant to limitations outlined in Section 3 above) are not paid in full), 2845, 2846 and 2848 of the Mexican Federal Civil Code and the corresponding and related provisions in the Civil Codes of the different states of Mexico), and any other notice in respect of the Obligations or any part of them, and any defense arising by reason of any disability or other defense of the Borrowers or any of the Guarantors with respect to the Obligations. Each Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Credit Agreement, any other Credit Document, any Letter of Credit, any Hedge Agreement, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Administrative Agent or the Collateral Agent or any other Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to or be asserted by any Borrower against any Administrative Agent or the Collateral Agent or any other Secured Party or (c) any other circumstance whatsoever (with or without notice to or knowledge of any Borrower or such Guarantor) that constitutes, or might be construed to constitute, an equitable or legal discharge of any Borrower for the Obligations, or of such Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, the Collateral Agent and any other Secured Party may, but shall be under no obligation to, pursue such rights and remedies as it may have against any Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Collateral Agent or any other Secured Party to pursue such other rights or remedies or to collect any payments from any Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Borrower or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve such Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Administrative Agent or the Collateral Agent and the other Secured Parties against such Guarantor.

          (b) This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and the successors and assigns thereof and shall inure to the benefit of the Collateral Agent and the other Secured Parties and their respective successors, indorsees, transferees and assigns until all Obligations (other than any contingent indemnity obligations not then due) shall have been satisfied by payment in full, the Commitments thereunder shall be terminated and no Letters of Credit thereunder shall be outstanding, notwithstanding that from time to time during the term of the Credit Agreement and any Hedge Agreement the Credit Parties may be free from any Obligations.
          (c) A Guarantor shall automatically be released from its obligations hereunder and the Guarantee of such Guarantor shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement, as a result of which such Guarantor ceases to be a Subsidiary Guarantor.
          (d) Each Canadian Guarantor hereby waives the benefits of division and discussion.
          13. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any other Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.
          14. Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Collateral Agent without set-off or counterclaim in U.S. Dollars at the Collateral Agent’s Office.
          15. Representations and Warranties; Covenants.
          (a) Each Guarantor hereby represents and warrants that the representations and warranties set forth in Section 8 of the Credit Agreement as of the Closing Date, as they relate to such Guarantor (and to the extent such representations and warranties are relevant in the jurisdiction of organization of such Guarantor) or in the other Credit Documents to which such Guarantor is a party, each of which is hereby incorporated herein by reference, are true and correct, and the Collateral Agent and each other Secured Party shall be entitled to rely on each of them as if they were fully set forth herein.
          (b) Each Guarantor hereby covenants and agrees with the Collateral Agent and each other Secured Party that, from and after the date of this Guarantee until the Obligations under the Credit Documents are paid in full, the Commitments are terminated and no Letter of Credit remains outstanding, such Guarantor shall take, or shall refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in Section 9 or Section 10 of the Credit Agreement and so that no Default or Event of Default, is caused by any act or failure to act of such Guarantor or any of its Subsidiaries.

          (c) Each Guarantor hereby represents and warrants that (i) this Guarantee and the other Credit Documents and the transactions contemplated hereby and thereby constitute private civil and commercial acts (and not public or governmental acts) of such Guarantor, and such Guarantor is subject to private civil and commercial law with respect to its obligations under the Credit Documents and (ii) such Guarantor is not entitled to any immunity (whether sovereign or otherwise) from suit, jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself, any Collateral or any other assets of the Credit Parties (including any legal process to enforce any Security Document or any other Credit Document or to collect the Obligations). Without limiting the generality of the foregoing, the waivers set forth in this Section 13(c) shall be effective to the fullest extent now or hereafter permitted under the Foreign Sovereign Immunities Act of 1976 (as amended, and together with any successor legislation) and are, and are intended to be, irrevocable for purposes thereof.
          16. Authority of the Collateral Agent.
          (a) The Collateral Agent enters into this Guarantee in its capacity as agent for the Secured Parties from time to time. The rights and obligations of the Collateral Agent under this agreement at any time are the rights and obligations of the Secured Parties at that time. Each of the Secured Parties has (subject to the terms of the Credit Documents) a several entitlement to each such right, and a several liability in respect of each such obligation, in the proportions described in the Credit Documents. The rights, remedies and discretions of the Secured Parties, or any of them, under this Guarantee may be exercised by the Collateral Agent. No party to this Guarantee is obliged to inquire whether an exercise by the Collateral Agent of any such right, remedy or discretion is within the Collateral Agent’s authority as agent for the Secured Parties.
          (b) Each party to this Guarantee acknowledges and agrees that any changes (in accordance with the provisions of the Credit Documents) in the identity of the persons from time to time comprising the Secured Parties gives rise to an equivalent change in the Secured Parties, without any further act. Upon such an occurrence, the persons then comprising the Secured Parties are vested with the rights, remedies and discretions and assume the obligations of the Lender under this Guarantee (as described in Section 3 and Section 4 above). Each party to this agreement irrevocably authorizes the Collateral Agent to give effect to the change in Lender contemplated in this Section 14(b) by countersigning an Assignment and Acceptance.
          17. Notices. All notices, requests and demands pursuant hereto shall be made in accordance with Section 13.2 of the Credit Agreement. All communications and notices hereunder to any Guarantor shall be given to it in care of the Singaporean Borrower at the Singaporean Borrower’s address set forth in Section 13.2 of the Credit Agreement.
          18. Counterparts. This Guarantee may be executed by one or more of the parties to this Guarantee on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Guarantee signed by all the parties shall be lodged with the Collateral Agent and the Company.

          19. Severability. Any provision of this Guarantee that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
          20. Integration. This Guarantee together with the other Credit Documents represents the agreement of each Guarantor and the Collateral Agent with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Collateral Agent or any other Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.
          21. Amendments in Writing; No Waiver; Cumulative Remedies.
          (a) None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except in accordance with Section 13.1 of the Credit Agreement.
          (b) Neither the Collateral Agent nor any other Secured Party shall by any act (except by a written instrument pursuant to Section 19(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Collateral Agent or any Secured Party would otherwise have on any future occasion.
          (c) The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.
          22. Section Headings. The Section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.
          23. Successors and Assigns. This Guarantee shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Collateral Agent and the other Secured Parties and their respective successors and assigns except that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Guarantee without the prior written consent of the Collateral Agent.

          24. Additional Guarantors. Each Subsidiary of Holdings or the Company that is required to become a party to this Guarantee pursuant to Section 9.11 of the Credit Agreement shall become a Guarantor, with the same force and effect as if originally named as a Guarantor herein, for all purposes of this Guarantee upon execution and delivery by such Subsidiary of a written supplement substantially in the form of Annex A hereto. The execution and delivery of any instrument adding an additional Guarantor as a party to this Guarantee shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guarantee.
          25. WAIVER OF JURY TRIAL. EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE, ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.
          26. Submission to Jurisdiction; Waivers; Service of Process. Each Guarantor hereby irrevocably and unconditionally:
     (a) submits for itself and its property in any legal action or proceeding relating to this Guarantee and the other Credit Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;
     (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
     (c) each Guarantor, other than the U.S. Guarantors, hereby irrevocably designates, appoints and empowers CT Corporation System (telephone number: 212-894-8600) (telecopy number: 212-894-8690) (address: 111 Eighth Avenue, New York, N.Y. 10011) (for purposes of this Section 24, the “Process Agent”), in the case of any suit, action or proceeding brought in the United States as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents that may be served in any action or proceeding arising out of or in connection with this Guarantee or any other Credit Document;
     (d) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Guarantor in care of the Process Agent at the Process Agent’s above address, and such Person hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf;

     (e) as an alternative method of service, irrevocably consents to the service of any and all process in any such action or proceeding by the mailing (by registered or certified mail, postage prepaid) of copies of such process to the Process Agent or such Person at its address referred to in Section 15 or at such other address of which the Collateral Agent shall have been notified pursuant thereto;
     (f) agrees that a final judgment in any such action or proceeding shall be conclusive and consents to the enforcement in other jurisdictions by suit on the judgment or in any other manner provided by law;
     (g) agrees that nothing herein shall affect the right of any Administrative Agent or the Collateral Agent or any other Secured Party to effect service of process in any other manner permitted by law or shall limit the right of any Administrative Agent or the Collateral Agent or any other Secured Party to sue in any other jurisdiction; and
     (h) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 24 any special, exemplary, punitive or consequential damages.
          27. Currency of Payment. If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum due hereunder in a Currency of Payment into another currency, the parties hereto agree that the rate of exchange used shall be the Exchange Rate on the Business Day preceding that on which final judgment is given, for delivery two Business Days thereafter. The obligations in respect of any sum due hereunder to any Secured Party shall, notwithstanding any adjudication expressed in a currency other than the Currency of Payment, be discharged only to the extent that, on the Business Day following receipt by such Secured Party of any sum adjudged to be so due in such other currency, such Secured Party may, in accordance with normal banking procedures, purchase the Currency of Payment with such other currency. Each Borrower agrees that (a) if the amount of the Currency of Payment so purchased is less than the sum originally due to such Secured Party in the Currency of Payment, as a separate obligation and notwithstanding the result of any such adjudication, such Borrower shall immediately pay the shortfall (in the Currency of Payment) to such Secured Party and (b) if the amount of the Currency of Payment so purchased exceeds the sum originally due to such Secured Party, such Secured Party shall promptly pay the excess over to such Borrower in the currency and to the extent actually received.
          28. Use of English Language. This Guarantee has been negotiated and executed in the English language. All certificates, reports, notices and other documents and communications given or delivered pursuant to this Guarantee (including, without limitation, any modifications or supplements hereto) shall be in the English language, or accompanied by a certified English language translation thereof, and the English language version of any such document and communication shall control for all purposes under this Guarantee.
          29. Stamp Duty Declaration. For the purposes of Section 4(3) and Item 27 of the First Schedule to the Stamp Act, 1949 of Malaysia, the Credit Agreement shall be deemed to be the principal instrument and security to secure the payment of a foreign currency loan of the aggregate principal amount of up to United States Dollars Nine Hundred and Seventy-Five

Million (US$975,000,000/-), of which a Ringgit tranche of the aggregate principal amount of up to Ringgit Seventy-Six Million Three Hundred and Sixty Thousand (RM76,360,000/-) forms part, and this Guarantee is deemed to be a secondary instrument.
          30. GOVERNING LAW. THIS GUARANTEE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[Signature pages follow]

AVAGO TECHNOLOGIES (MALAYSIA)
SDN BHD (Company No: 704181-P), as
Malaysian Guarantor

By:	/s/ Adam H. Clammer
	Name:	Adam H. Clammer
	Title:	Director

AVAGO TECHNOLOGIES WIRELESS
HOLDING (LABUAN)
CORPORATION (Company No:
LL05008), as Labuan Guarantor

By:	/s/ Adam H. Clammer
	Name:	Adam H. Clammer
	Title:	Director

AVAGO TECHNOLOGIES IMAGING
HOLDING (LABUAN)
CORPORATION (Company No:
LL05006), as Labuan Guarantor

By:	/s/ Adam H. Clammer
	Name:	Adam H. Clammer
	Title:	Director

AVAGO TECHNOLOGIES FIBER
HOLDING (LABUAN)
CORPORATION (Company No:
LL05009), as Labuan Guarantor

By:	/s/ Adam H. Clammer
	Name:	Adam H. Clammer
	Title:	Director

[SIGNATURE PAGE TO GUARANTEE]

AVAGO TECHNOLOGIES STORAGE HOLDING (LABUAN) CORPORATION (Company No: LL0507), as Labuan Guarantor
By:	/s/ Adam H. Clammer

	Name:	Adam H. Clammer
	Title:	Director

AVAGO TECHNOLOGIES ENTERPRISE HOLDING (LABUAN) CORPORATION (Company No: LL05005), as Labuan Guarantor
By:	/s/ Adam H. Clammer

	Name:	Adam H. Clammer
	Title:	Director

AVAGO TECHNOLOGIES WIRELESS (U.S.A.) MANUFACTURING INC., as U.S. Guarantor
By:	/s/ Adam H. Clammer

	Name:	Adam H. Clammer
	Title:	Director

AVAGO TECHNOLOGIES IMAGING (U.S.A.) INC., as U.S. Guarantor
By:	/s/ Adam H. Clammer

	Name:	Adam H. Clammer
	Title:	Director

[SIGNATURE PAGE TO GUARANTEE]
5.	Avago Technologies Storage Holding (Labuan) Corporation (formerly known as Argos Storage Holding (Labuan) Corporation) (Company No. ll0507)

6.	Avago Technologies Enterprise Holding Corporation (formerly known as Argos Enterprise Holding (Labuan) Corporation) (Company No. ll05005)

AVAGO TECHNOLOGIES STORAGE (U.S.A.) INC., as U.S. Guarantor

By:	/s/ Adam H. Clammer

	Name:	Adam H. Clammer
	Title:	Director

AVAGO TECHNOLOGIES U.S. INC., as U.S. Guarantor

By:	/s/ Adam H. Clammer

	Name:	Adam H. Clammer
	Title:	Director

AVAGO TECHNOLOGIES WIRELESS (U.S.A.) INC., as U.S. Guarantor

By:	/s/ Adam H. Clammer

	Name:	Adam H. Clammer
	Title:	Director

AVAGO TECHNOLOGIES U.S. R&D INC., as U.S. Guarantor

By:	/s/ Adam H. Clammer

	Name:	Adam H. Clammer
	Title:	Director
[SIGNATURE PAGE TO GUARANTEE]

AVAGO TECHNOLOGIES HOLDINGS B.V., as Dutch Guarantor

By:	/s/ Adam H. Clammer

Name: Adam H. Clammer
Title: Director

AVAGO TECHNOLOGIES WIRELESS HOLDINGS B.V., as Dutch Guarantor

By:	/s/ Adam H. Clammer

Name: Adam H. Clammer
Title: Director

AVAGO TECHNOLOGIES STORAGE HOLDINGS B.V., as Dutch Guarantor

By:	/s/ Adam H. Clammer

Name: Adam H. Clammer
Title: Director

AVAGO TECHNOLOGIES IMAGING HOLDINGS B.V., as Dutch Guarantor

By:	/s/ Adam H. Clammer

Name: Adam H. Clammer
Title: Director
[SIGNATURE PAGE TO GUARANTEE]

AVAGO TECHNOLOGIES JAPAN, LTD., as Japanese Guarantor

By:	/s/ Adam H. Clammer

	Name:	Adam H. Clammer
	Title:	Director

AVAGO TECHNOLOGIES CANADA CORPORATION, as Canadian Guarantor

By:	/s/ Adam H. Clammer

	Name:	Adam H. Clammer
	Title:	Director

AVAGO TECHNOLOGIES MEXICO, S. DE R.L. DE C.V., as Mexican Guarantor

By:	/s/ Adam H. Clammer

	Name:	Adam H. Clammer
	Title:	Director

AVAGO TECHNOLOGIES U.K. LTD., as U.K. Guarantor

By:	/s/ Adam H. Clammer

	Name:	Adam H. Clammer
	Title:	Director
[SIGNATURE PAGE TO GUARANTEE]

AVAGO TECHNOLOGIES GMBH, as German Guarantor

By:	/s/ Adam H. Clammer

	Name:	Adam H. Clammer
	Title:	Director
[SIGNATURE PAGE TO GUARANTEE]

AVAGO TECHNOLOGIES ITALY S.R.L., as Italian Guarantor

By:	/s/ Adam H. Clammer

	Name:	Adam H. Clammer
	Title:	Director
[SIGNATURE PAGE TO GUARANTEE]

AVAGO TECHNOLOGIES ENTERPRISE IP (SINGAPORE) PTE. LTD.

The Common Seal of AVAGO TECHNOLOGIES ENTERPRISE IP (SINGAPORE) PTE. LTD. was hereunto affixed		) ) )	[Seal]

/s/ Adam H. Clammer	Director
Adam H. Clammer

/s/ Kenneth Y. Hao	Director
Kenneth Y. Hao

[SIGNATURE PAGE TO GUARANTEE]

AVAGO TECHNOLOGIES HOLDING PTE. LTD.

The Common Seal of AVAGO TECHNOLOGIES HOLDING PTE. LTD. was hereunto affixed		) ) )	[Seal]

/s/ Adam H. Clammer	Director
Adam H. Clammer

/s/ Kenneth Y. Hao	Director
Kenneth Y. Hao

[SIGNATURE PAGE TO GUARANTEE]

AVAGO TECHNOLOGIES STORAGE IP (SINGAPORE) PTE. LTD.

The Common Seal of AVAGO TECHNOLOGIES STORAGE IP (SINGAPORE) PTE. LTD. was hereunto affixed		) ) )	[Seal]

/s/ Adam H. Clammer	Director
Adam H. Clammer

/s/ Kenneth Y. Hao	Director
Kenneth Y. Hao

[SIGNATURE PAGE TO GUARANTEE]

AVAGO TECHNOLOGIES FINANCE PTE. LTD.

The Common Seal of AVAGO TECHNOLOGIES FINANCE PTE. LTD. was hereunto affixed		) ) )	[Seal]

/s/ Adam H. Clammer	Director
Adam H. Clammer

/s/ Kenneth Y. Hao	Director
Kenneth Y. Hao

[SIGNATURE PAGE TO GUARANTEE]

AVAGO TECHNOLOGIES FIBER IP (SINGAPORE) PTE. LTD.

The Common Seal of AVAGO TECHNOLOGIES FIBER IP (SINGAPORE) PTE. LTD. was hereunto affixed		) ) )	[Seal]

/s/ Adam H. Clammer	Director
Adam H. Clammer

/s/ Kenneth Y. Hao	Director
Kenneth Y. Hao

[SIGNATURE PAGE TO GUARANTEE]

AVAGO TECHNOLOGIES GENERAL IP (SINGAPORE) PTE. LTD.

The Common Seal of AVAGO TECHNOLOGIES GENERAL IP (SIGNAPORE) PTE. LTD. was hereunto affixed		) ) )	[Seal]

/s/ Adam H. Clammer	Director
Adam H. Clammer

/s/ Kenneth Y. Hao	Director
Kenneth Y. Hao

[SIGNATURE PAGE TO GUARANTEE]

AVAGO TECHNOLOGIES ECBU IP (SIGNAPORE) PTE. LTD.

The Common Seal of AVAGO TECHNOLOGIES ECBU IP (SIGNAPORE) PTE. LTD. was hereunto affixed		) ) )	[Seal]

/s/ Adam H. Clammer	Director
Adam H. Clammer

/s/ Kenneth Y. Hao	Director
Kenneth Y. Hao

[SIGNATURE PAGE TO GUARANTEE]

AVAGO TECHNOLOGIES INTERNATIONAL SALES PTE. LIMITED

The Common Seal of AVAGO TECHNOLOGIES INTERNATIONAL SALES PTE. LIMITED was hereunto affixed		) ) )	[Seal]

/s/ Adam H. Clammer	Director
Adam H. Clammer

/s/ Kenneth Y. Hao	Director
Kenneth Y. Hao

[SIGNATURE PAGE TO GUARANTEE]

AVAGO TECHNOLOGIES MANUFACTURING (SINGAPORE) PTE. LTD.

The Common Seal of AVAGO TECHNOLOGIES MANUFACTURING (SINGAPORE) PTE. LTD. was hereunto affixed		) ) )	[Seal]

/s/ Adam H. Clammer	Director
Adam H. Clammer

/s/ Kenneth Y. Hao	Director
Kenneth Y. Hao

[SIGNATURE PAGE TO GUARANTEE]

AVAGO TECHNOLOGIES IMAGING IP (SINGAPORE) PTE. LTD.

The Common Seal of AVAGO TECHNOLOGIES IMAGING IP (SINGAPORE) PTE. LTD. was hereunto affixed		) ) )	[Seal]

/s/ Adam H. Clammer	Director
Adam H. Clammer

/s/ Kenneth Y. Hao	Director
Kenneth Y. Hao

[SIGNATURE PAGE TO GUARANTEE]

AVAGO TECHNOLOGIES WIRELESS IP (SINGAPORE) PTE. LTD.

The Common Seal of AVAGO TECHNOLOGIES WIRELESS IP (SINGAPORE) PTE. LTD. was hereunto affixed		) ) )	[Seal]

/s/ Adam H. Clammer	Director
Adam H. Clammer

/s/ Kenneth Y. Hao	Director
Kenneth Y. Hao

[SIGNATURE PAGE TO GUARANTEE]

CITICORP NORTH AMERICA, INC., as Collateral Agent

By:	/s/ David Wirdnam
Name: David Wirdnam
Title: Vice President
[SIGNATURE PAGE TO GUARANTEE]